UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2008

EURASIA ENERGY LIMITED

(Exact name of registrant as specified in its charter)

Anguilla, British West Indies

(State or other jurisdiction of incorporation or organization)

000-50608

(Commission File Number)

Not Applicable

(I.R.S. Employer Identification Number)

Downiehills, Blackhills, Peterhead

Aberdeenshire, AB42 3LB, U.K., Scotland

(Address of principal executive offices, including zip code)

+44 (0) 7881 814431

(Registrant's telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01 – Other Events

On December 31, 2007, Eurasia Energy Limited (the “Registrant”) completed its continuation from the State of Nevada to Anguilla, British West Indies.  The Registrant’s common shares now trade on the OTC-BB under the modified ticker symbol “EUENF” which denotes the Registrant is now a foreign issuer.

In 2008, the Registrant will begin reporting as a foreign issuer with annual filings on Form 20-F.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EURASIA ENERGY LIMITED

Per:

/s/Gerald R. Tuskey

Gerald R. Tuskey,

C.F.O. and Director